August 29, 2008

                           TOUCHSTONE INVESTMENT TRUST

                  TOUCHSTONE U.S. GOVERNMENT MONEY MARKET FUND

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2008

On August 14, 2008, the Board of Trustees (the "Trustees") of the Touchstone Investment Trust unanimously voted to close and liquidate the Touchstone U.S. Government Money Market Fund (the "Fund"). This decision was made after careful consideration of the Fund's asset size and prospects for future growth. As a result of the decision to close and liquidate the Fund, the Trustees also voted to close the Fund to new accounts effective as of the close of business on September 5, 2008. Subsequent investments in the Fund will not be accepted after the close of business on October 25, 2008, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.

The Fund will be closed and liquidated on or about October 31, 2008. If you still hold shares of the Fund as of October 31, 2008, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account after October 25, 2008. If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after October 31, 2008.

If you hold Fund shares through a Touchstone IRA account, and we do not receive instructions on the disposition of your shares by October 31, 2008, we will exchange your shares into the Touchstone Money Market Fund.

As shareholders redeem shares of the Fund between the date of this supplement and the liquidation date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Fund may deviate from its stated investment policies during the period between the date of this supplement and the liquidation date.

The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling Touchstone at 1-800-543-0407.



             303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.